Exhibit 32.1

Multiband Corporation

Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Quarterly Report Form 10-Q, Multiband Corporation (the “Company”) for the period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof, I, James L. Mandel, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	This Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2008	By:	/s/ James L. Mandel James L. Mandel Chief Executive Officer